Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of December 4, 2018 is made by and among FREEDOMROADS, LLC, a Minnesota limited liability company (the “Company”), each of the Subsidiaries of the Company party hereto as borrowers (together with the Company, collectively, the “Borrowers”, and each individually, a “Borrower”), FREEDOMROADS INTERMEDIATE HOLDCO, LLC, a Minnesota limited liability company (“FRI”), and each of the Subsidiaries of the Company party hereto as guarantors (collectively, the “Subsidiary Guarantors”, and together with FRI, collectively, the “Guarantors”, and each individually, a “Guarantor”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Seventh Amended and Restated Credit Agreement dated as of December 12, 2017 (as previously amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers various credit facilities (capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement);

WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that they desire to amend certain provisions of the Credit Agreement as set forth herein, in order to, among other things, (a) increase the aggregate Revolving Credit Commitments to $60,000,000, (b) modify the definition of “Current Liabilities” as set forth herein, (c) modify the quarterly reduction of Revolving Credit Commitments as set forth herein and (d) change the first date of such quarterly reductions of Revolving Credit Commitments from March 31, 2019 to March 31, 2020; and

WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.          Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows;

(a)         Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is amended by adding the following new subsections (e) and (f) at the end of Section 1.01:

(e)         The parties acknowledge that on the First Amendment Effective Date, immediately prior to the effectiveness of the First Amendment, the Revolving Credit Commitment of each Lender and the Applicable Percentage each Lender with respect to the Revolving Credit Facility were as set forth on Schedule 1.01-C of Schedule 1.01 attached hereto.

(f)         The Lenders agree to change their respective Revolving Credit Commitments on the First Amendment Effective Date, so that as of the First Amendment Effective Date (upon the effectiveness of the First Amendment), the Revolving Credit Commitment of each Lender and Applicable Percentage of each Lender with respect to the Revolving Credit Facility shall be as set forth on Schedule 1.01-D of Schedule 1.01 attached hereto.  The portion of the Revolving Credit Loans outstanding on the Effective Date shall be reallocated in accordance with such Applicable Percentages and the requisite assignments shall be deemed to be made in such amounts by and between the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions.  Notwithstanding anything to the contrary in Section 10.06 of this Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption.  On the First Amendment Effective Date, the Lenders shall make full cash settlement with each other either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Revolving Credit Commitments, such that after giving effect to such settlements, each Lender’s Applicable Percentage with respect to the Revolving Credit Facility shall be as set forth on Schedule 1.01-D of Schedule 1.01.

(b)         Amendments to Section 1.02.  Section 1.02 of the Credit Agreement is amended by restating in its entirety the definition of “Current Liabilities” so that, as amended, that  definition shall read as follows:

“Current Liabilities” means, at any time, the consolidated total liabilities of the Company and its Subsidiaries that would be shown as current liabilities on a balance sheet of the Company and its Subsidiaries (including Floor Plan Loans) prepared on a consolidated basis in accordance with GAAP at such time, excluding any current liabilities (i) that constitute L/C Borrowings or (ii) expressly subordinated in right of payment to the Obligations owing to the Secured Parties, plus 40% of the LIFO Reserve; provided that, for purposes of calculating the Consolidated Current Ratio as of any time within one year prior to the Maturity Date, not more than $12,000,000 of outstanding Revolving Credit Loans hereunder shall be counted as Current Liabilities.

Section 1.02 of the Credit Agreement is further amended by adding the following new defined terms in appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Seventh Amended and Restated Credit Agreement dated as of December 4, 2018 among the Company, the other Borrowers parties thereto, FRI, the Subsidiary Guarantors parties thereto, the Administrative Agent and the Lenders parties thereto.

“First Amendment Effective Date” has the meaning assigned thereto in the First Amendment.

(c)         Amendment to Section 2.10(d).  Section 2.10(d) of the Credit Agreement is restated in its entirety so that, as amended, subsection (d) shall read as follows:

(d)         Mandatory Reduction of Revolving Credit Commitments.  The then aggregate Revolving Credit Commitments shall automatically be reduced by $3,000,000 on the last day of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2020.   Each such reduction of Revolving Credit Commitments shall be allocated ratably to the Revolving Credit Commitments of the Lenders at such time. Any reduction of Revolving Credit Commitments pursuant to this Section 2.10(d) may not be reinstated.

(d)         Amendment to Schedule 1.01.  Schedule 1.01 of the Credit Agreement is replaced in its entirety by the Schedule 1.01 attached to the First Amendment.

2.          Effectiveness; Conditions Precedent.  This Agreement and the amendments to the Credit Agreement set forth herein shall become effective at the time (the “First Amendment Effective Date”) when each of the following conditions has been satisfied:

(a)         the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)          original counterparts of this Agreement, duly executed by the Borrowers, the Administrative Agent, each Guarantor and the Required Lenders, including each Lender that has a Commitment with respect to the Revolving Credit Facility, each Lender that holds a Revolving Credit Loan and each Lender increasing its Revolving Credit Commitment pursuant to this Agreement;

(ii)       such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement;

(iii)      such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed and is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iv)       a certificate signed by a Responsible Officer of each of the Company and FRI certifying (A) that the conditions specified in this Section 2 have been satisfied, (B) that there has been no event or circumstance since December 31, 2017 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (C) as to the absence of any action, suit, investigation or proceeding pending, or to the knowledge of the Company or FRI, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect;

(v)        such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b)         all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.          Consent of the Guarantors; Reaffirmation of Loan Documents.  Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.  Each Borrower and each Guarantor further reaffirms, ratifies and confirms its respective obligations under each Loan Document to which such Borrower or Guarantor is a party, and agrees that each Loan Document shall remain extant and in full force and effect following the execution and delivery of this Agreement, provided that the Credit Agreement shall be amended as set forth herein.  Without limiting the generality of the foregoing, each Borrower and each Guarantor reaffirms:

(a)         its obligations as a grantor under the Security Agreement, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and

(b)         its obligations as a pledger under the Pledge Agreement, including without limitation the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in, and collateral assignment and pledge to the Administrative Agent of, the Pledged Interests (as defined in the Pledge Agreement) and other property constituting Collateral (as defined in the Pledge Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Pledge Agreement).

4.          Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)         The representations and warranties made by each Obligated Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Obligated Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b)         Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)         The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became

Subsidiaries or were otherwise required to become Guarantors after the Effective Date of the Credit Agreement, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d)         This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e)         No Default or Event of Default has occurred and is continuing.

5.          Entire Agreement.  This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.          Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.  All Loan Documents (other than the Credit Agreement) are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.          Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9.          Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.        References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as previously amended, as amended hereby and as further amended, supplemented, restated or amended and restated from time to time in accordance with the terms thereof.

11.        Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

FREEDOMROADS, LLC

By:	/s/ Brent Moody
Name:	Brent Moody
Title:	Executive Vice President/Chief Administrative and Legal Officer

AMERICAN RV CENTERS, LLC
ARIZONA RV CENTERS, LLC
ATLANTIC RV CENTERS, LLC
B & B RV, INC.
BLAINE JENSEN RV CENTERS, LLC
BODILY RV, INC.
BURNSIDE BROKERS, LLC
BURNSIDE FINANCE, LLC
BURNSIDE RV CENTERS, LLC
CAMPING TIME RV CENTERS, LLC
CAMPING WORLD LEASING COMPANY, LLC
CAMPING WORLD RV SALES, LLC
CULLUM & MAXEY CAMPING CENTER, INC.
DUSTY’S CAMPER WORLD, LLC
EMERALD COAST RV CENTER, LLC
FOLEY RV CENTER, LLC
FREEDOMROADS OPERATIONS COMPANY, LLC
FREEDOMROADS RV, INC.
GARY’S RV CENTERS, LLC
HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
K&C RV CENTERS, LLC
MEYER’S RV CENTERS, LLC
NORTHWEST RV CENTERS, LLC
OLINGER RV CENTERS, LLC
RV WORLD, LLC (f/k/a Coachmen of Carolina, LLC)
SHIPP’S RV CENTERS, LLC
SIRPILLA RV CENTERS, LLC
SOUTHWEST RV CENTERS, LLC
STIER’S RV CENTERS, LLC
STOUT’S RV CENTER, LLC

By:	/s/ Brent Moody
Name:	Brent Moody
Title:	Chief Operating and Legal Officer

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BORROWERS, continued:

TOM JOHNSON CAMPING CENTER, INC.
TOM JOHNSON CAMPING CENTER CHARLOTTE, INC.
WHEELER RV LAS VEGAS, LLC

By:	/s/ Brent Moody
Name:	Brent Moody
Title:	Chief Operating and Legal Officer

GUARANTORS:

AMERICAN RV CENTERS, LLC
ARIZONA RV CENTERS, LLC
ATLANTIC RV CENTERS, LLC
B & B RV, INC.
BLAINE JENSEN RV CENTERS, LLC
BODILY RV II, INC.
BODILY RV, INC.
BURNSIDE BROKERS, LLC
BURNSIDE FINANCE, LLC
BURNSIDE RV CENTERS, LLC
CAMPING TIME RV CENTERS, LLC
CAMPING WORLD LEASING COMPANY, LLC
CAMPING WORLD RV SALES, LLC
CULLUM & MAXEY CAMPING CENTER, INC.
CWRV BROKERS, LLC
CWRV FINANCE, LLC
DUSTY’S CAMPER WORLD, LLC
EMERALD COAST RV CENTER, LLC
F2 CREATIVE, LLC
FOLEY RV CENTER, LLC
FREEDOMCARE INSURANCE SERVICES, LLC
FREEDOMROADS FINANCE COMPANY, LLC
FREEDOMROADS OPERATIONS COMPANY, LLC
FREEDOMROADS PROPERTY COMPANY, LLC
FREEDOMROADS RV, INC.
FRI, LLC
GARY’S RV CENTERS, LLC
HART CITY RV CENTER, LLC
HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
K&C RV CENTERS, LLC

By:	/s/ Brent Moody
Name:	Brent Moody
Title:	Chief Operating and Legal Officer

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

GUARANTORS, continued:

MEYER’S RV CENTERS, LLC
NORTHWEST RV CENTERS, LLC
OLINGER RV CENTERS, LLC
RV WORLD, LLC (f/k/a Coachmen of Carolina, LLC)
SHIPP’S RV CENTERS, LLC
SIRPILLA RV CENTERS, LLC
SOUTHWEST RV CENTERS, LLC
STIER’S RV CENTERS, LLC
STOUT’S RV CENTER, LLC
TOM JOHNSON CAMPING CENTER, INC.
TOM JOHNSON CAMPING CENTER CHARLOTTE, INC.
VENTURE OUT RV CENTERS, INC.
WHEELER RV LAS VEGAS, LLC

By:	/s/ Brent Moody
Name:	Brent Moody
Title:	Chief Operating and Legal Officer

FREEDOMROADS INTERMEDIATE HOLDCO, LLC

By:	/s/ Brent Moody
Name:	Brent Moody
Title:	Chief Operating and Legal Officer

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Assistant Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as
a Lender and L/C Issuer

By:	/s/ Curt McGowan
Name:	Curt McGowan
Title:	Senior Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Adam Sigman
Name:	Adam Sigman
Title:	Executive Director

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kris Miller
Name:	Kris Miller
Title:	Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CIT BANK, N.A.,
as a Lender

By:	/s/ Bruce Fabian
Name:	Bruce Fabian
Title:	Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BANK OF THE WEST, A CALIFORNIA BANKING CORPORATION, as a Lender

By:	/s/ John N. Webb
Name:	John N. Webb
Title:	Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

MANUFACTURERS & TRADERS TRUST COMPANY,
as a Lender

By:	/s/ Brendan Kelly
Name:	Brendan Kelly
Title:	Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as a Lender

By:	/s/ Hasan Zafar
Name:	Hasan Zafar
Title:	Senior Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

NYCB SPECIALTY FINANCE COMPANY, LLC, as a Lender

By:	/s/ Mark C. Mazmanian
Name:	Mark C. Mazmanian
Title:	First Senior Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Brian T. McDevitt
Name:	Brian T. McDevitt
Title:	Senior Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Joel Dixon
Name:	Joel Dixon
Title:	Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

MASSMUTUAL ASSET FINANCE LLC, as a Lender

By:	/s/ Donald L. Buttler
Name:	Donald L. Buttler
Title:	Senior Vice President

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page